AIG RETIREMENT COMPANY I
Large Cap Core Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
(collectively, the “Funds”)
Supplement to Prospectus dated October 1, 2008
     Evergreen Investment Management Company, LLC (“EIMC”) serves as a sub-adviser to each of the Funds pursuant to an investment sub-advisory agreement with The Variable Annuity Life Insurance Company (“VALIC”). Effective October 20, 2008, the Board of Directors of AIG Retirement Company I (“ARC I”) approved a new investment sub-advisory agreement between VALIC and EIMC with respect to the Funds. The new investment sub-advisory agreement became effective on October 20, 2008.
     The new agreement was determined to be appropriate as a result of a transaction in which Wachovia Corporation (“Wachovia”) agreed to be acquired in a whole company transaction by Wells Fargo & Company (“Wells Fargo”), which is expected to result in EIMC being indirectly owned by Wells Fargo (the “Transaction”). The Transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval. In connection with the Transaction, Wachovia, on October 20, 2008, issued preferred shares to Wells Fargo, which represents approximately a 40% voting interest in Wachovia.
     The Transaction could be deemed to have resulted in a change of control of EIMC, which would constitute an “assignment,” as the term is defined by Section 2(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”). The prior investment sub-advisory agreement between VALIC and EIMC provides for automatic termination upon assignment as required by the 1940 Act. However, pursuant to the terms of an exemptive order from the Securities and Exchange Commission, VALIC is permitted, under certain conditions and subject to board approval, to continue the employment of an existing sub-adviser and to enter into a new sub-advisory agreement with a sub-adviser without obtaining shareholder approval (the “Exemptive Order”).
     The Transaction will not result in any modifications to the investment objective, principal investment strategies, or the advisory or sub-advisory fees of the Funds and EIMC has reported to the Funds that it does not anticipate any change to the portfolio managers responsible for managing the Funds’ investments. In addition, there are no material differences between the prior and new investment sub-advisory agreements between VALIC and EIMC other than the effective date and the term of the agreements. As provided in the Exemptive Order, ARC I will mail to all participants owning interests in the Funds as of a certain date an information statement that describes EIMC, the factors the Board considered in its determination to retain EIMC, and other information about the Funds.
Date: October 28, 2008